SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):

                          July 13, 1998

                     FINGERHUT MASTER TRUST
                   FINGERHUT RECEIVABLES, INC.
           (Originator of the Fingerhut Master Trust)
     (Exact name of registrant as specified in its charter)


    Delaware                 033-77780            41-1783128
(State of Incorporation)     (Commission File   (IRS Employer
                                Number)        Identification No.)



   4400 Baker Road, Suite F480, Minnetonka, Minnesota   55343
            (Address of principal executive offices)

                         (612) 936-5035
      (Registrant's telephone number, including area code)







                   FINGERHUT RECEIVABLES, INC.

                   Current Report on Form 8-K


Item 7.     Financial Statements and Exhibits

           Ex.  20.a      Series  1998-1 June Certificateholders'
                          Statement

           Ex.  20.b      Series  1998-2 June Certificateholders'
                          Statement

                            SIGNATURE


         Pursuant to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     FINGERHUT RECEIVABLES, INC.



                                     By /s/James M. Wehmann
                                         James M. Wehmann
                                         President and Treasurer




Dated:  July 13, 1998